UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 11, 2017

Date of Report (Date of earliest event reported)

SYNAPTICS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	000-49602	77-0118518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 McKay Drive

San Jose, California 95131

(Address of Principal Executive Offices) (Zip Code)

(408) 904-1100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements include, without limitation, statements about the proposed acquisitions by Synaptics Incorporated (the “Company”) and the Company’s future performance. Forward-looking statements involve uncertainties, risks, assumptions and contingencies, many of which are outside the Company’s control that may cause actual results to differ materially from those described in or implied by any forward-looking statements. All forward-looking statements are based on currently available information and speak only as of the date on which they are made. The Company assumes no obligation to update any forward-looking statement made in this Current Report that becomes untrue because of subsequent events, new information or otherwise, except to the extent it is required to do so in connection with its ongoing requirements under Federal securities laws. For a further discussion of factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended June 25, 2016 and other risks described in documents filed by the Company from time to time with the Securities and Exchange Commission (the “SEC”).

Item 1.01 Entry Into a Material Definitive Agreement.

The information set forth under Item 8.01 below with respect to the Conexant Purchase Agreement (as defined below) is incorporated by reference into this Item 1.01.

Item 7.01. Regulation FD Disclosure.

The information contained in this Current Report on Form 8-K that is furnished under this Item 7.01, including the accompanying Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. The information contained in this Current Report on Form 8-K that is furnished under this Item 7.01, including the accompanying Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

On June 12, 2017, the Company issued a press release announcing the Conexant Acquisition and the Marvell Business Acquisition (each as defined below). The press release also contains updated revenue guidance for the fourth quarter of fiscal 2017, which the Company expects to be between $420 million to $430 million.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 8.01 Other Events.

Conexant Purchase Agreement

On June 11, 2017, the Company entered into that certain Securities Purchase Agreement (the “Conexant Purchase Agreement”) by and among the Company, Lakestar Semi, Inc. (“Lakestar”), CNXT Holdings, Inc. (“Seller” and, together with Lakestar, the “Seller Parties”) and Conexant Systems, LLC (“Conexant”). Upon the terms and subject to the conditions set forth in the Conexant Purchase Agreement, the Company will acquire all of the outstanding limited liability company interests of Conexant (the “Conexant Acquisition”), resulting in Conexant becoming a wholly-owned subsidiary of the Company.

The purchase price for the Conexant Acquisition will consist of (i) $300 million in cash, subject to post-closing adjustments for working capital (and assuming a cash-free, debt-free transaction) and (ii) 726,666 shares of the Company’s common stock (the “Stock Consideration”). The Stock Consideration will be issued at closing in an exempt private placement pursuant to Section 4(a)(2) of the Securities Act. Concurrently with the closing of the Conexant Acquisition, we intend to file a shelf registration statement on Form S-3 with the SEC providing for the registered resale of the Stock Consideration.

The Conexant Purchase Agreement contains customary representations and warranties, covenants and agreements of the parties. In addition, the Company and the Seller Parties have agreed to indemnify each other for certain losses, and $16.8 million of the purchase price will be held in escrow to secure the Seller Parties’ indemnification obligations under the Conexant Purchase Agreement.

The Conexant Acquisition is expected to close in the first quarter of fiscal year 2018, subject to satisfaction of customary closing conditions, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. The Company’s obligation to consummate the Conexant Acquisition is not subject to any condition related to the availability of financing.

The Conexant Purchase Agreement contains customary termination rights for the Company and Seller. The Conexant Purchase Agreement is subject to termination if the transaction is not completed on or before December 8, 2017.

The foregoing description of the Conexant Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the actual terms of the Conexant Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The Conexant Purchase Agreement has been included to provide investors with information regarding its terms and is not intended to provide any financial or other factual information about Conexant or the Company. In particular, the representations, warranties and covenants contained in the Conexant Purchase Agreement (i) were made only for purposes of that agreement and as of specific dates, (ii) were solely for the benefit of the parties to the Conexant Purchase Agreement, (iii) may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Conexant Purchase Agreement instead of establishing those matters as facts and (iv) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Conexant Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company. Accordingly, investors should read the representations and warranties in the Conexant Purchase Agreement not in isolation but only in conjunction with the other information about the Company and its subsidiaries that the Company includes in reports, statements and other filings it makes with the Securities and Exchange Commission.

Marvell Purchase Agreement

On June 11, 2017, the Company entered into that certain Asset Purchase Agreement (the “Marvell Purchase Agreement”) by and between the Company and Marvell International Ltd. (“Marvell”). Upon the terms and subject to the conditions set forth in the Marvell Purchase Agreement, the Company will acquire the assets of the multimedia solutions business of Marvell Technology Group Ltd. (the “Marvell Business Acquisition”) for a purchase price of $95 million in cash.

The Marvell Purchase Agreement contains customary representations and warranties, covenants and agreements of the parties. In addition, the Company and Marvell have agreed to indemnify each other for certain losses. The Marvell Purchase Agreement contains customary termination rights for the Company and Marvell and is subject to termination if the transaction is not completed before September 30, 2017, which may be extended to December 31, 2017 in the event the sole reason the parties have not completed the transaction by such earlier date is due to (a) a governmental authority enacting any law that would prohibit or restrain the transaction or (b) any required filing with or any consent or declaration from any governmental authority not having been made or obtained.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

2.1	Securities Purchase Agreement, dated June 11, 2017, by and among Synaptics Incorporated, Lakestar Semi, Inc., CNXT Holdings, Inc. and Conexant Systems, LLC.

99.1	Press Release dated June 12, 2017 relating to the Conexant Acquisition and the Marvell Business Acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNAPTICS INCORPORATED

Date: June 12, 2017	By:	/s/ John McFarland
John McFarland
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Securities Purchase Agreement, dated June 11, 2017, by and among Synaptics Incorporated, Lakestar Semi, Inc., CNXT Holdings, Inc. and Conexant Systems, LLC.

99.1	Press Release dated June 12, 2017 relating to the Conexant Acquisition and the Marvell Business Acquisition.